Exhibit 10.5
ArcSight, Inc. 2002 Stock Plan
Notice of Stock Option Grant
          You have been granted the following option to purchase shares of the Common Stock of ArcSight, Inc. (the “Company”):

Name of Optionee:

Total Number of Shares:

Type of Option:

Exercise Price Per Share:	$

Date of Grant:

Date Exercisable:	This option may not be exercised with respect to any portion until such shares have vested in accordance with the Vesting Schedule.

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:	. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.
By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2002 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

Optionee:	ArcSight, Inc.

By:

Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.
ArcSight, Inc. 2002 Stock Plan:
Stock Option Agreement
SECTION 1. GRANT OF OPTION.
     (a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.
     (b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.
     (c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 13 of this Agreement.
SECTION 2. RIGHT TO EXERCISE.
     (a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, this option may be exercised prior to its expiration in accordance with the Vesting Schedule set forth in the Notice of Stock Option Grant.
     (b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.
SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.
          Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

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SECTION 4. EXERCISE PROCEDURES.
     (a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 12(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.
     (b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.
     (c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.
SECTION 5. PAYMENT FOR STOCK.
     (a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.
     (b) Surrender of Stock. All or any part of the Purchase Price may be paid by surrendering Shares that are already owned by the Optionee for at least six (6) months. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.
     (c) Exercise/Sale. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.
     (d) Exercise/Pledge. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an

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irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.
SECTION 6. TERM AND EXPIRATION.
     (a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).
     (b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:
     (i) The expiration date determined pursuant to Subsection (a) above;
     (ii) The date 30 days after the termination of the Optionee’s Service for any reason other than Cause, retirement at or after age 65, or Disability;
     (iii) The date of the termination of the Optionee’s Service for Cause;
     (iv) The date 12 months after the Optionee’s retirement at or after age 65; or
     (v) The date 12 months after the termination of the Optionee’s Service by reason of Disability.
The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet vested and exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.
     (c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:
     (i) The expiration date determined pursuant to Subsection (a) above; or
     (ii) The date 12 months after the Optionee’s death.
All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has

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acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet vested and exercisable.
     (d) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).
     (e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:
     (i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);
     (ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or
     (iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.
SECTION 7. RIGHT OF FIRST REFUSAL.
     (a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.
     (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the

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Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.
     (c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.
     (d) Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.
     (e) Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
     (f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this

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Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.
SECTION 8. LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:
     (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;
     (b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and
     (c) Any other applicable provision of federal, state or foreign law has been satisfied.
SECTION 9. NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
SECTION 10. RESTRICTIONS ON TRANSFER.
     (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.
     (b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written

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consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee or a Transferee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.
     (c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.
     (e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

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“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
     (f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.
     (g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.
SECTION 11. ADJUSTMENT OF SHARES.
          In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.
SECTION 12. MISCELLANEOUS PROVISIONS.
     (a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.
     (b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
     (c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).
     (d) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

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     (e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.
SECTION 13. DEFINITIONS.
     (a) “Agreement” shall mean this Stock Option Agreement.
     (b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.
     (c) “Cause” shall mean that the Board of Directors determines reasonably and in good faith that the Optionee (i) committed an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company, (ii) deliberately and repeatedly violated the rules of the Company or the valid instructions of the Board of Directors or an authorized officer of the Company, (iii) made any unauthorized disclosure of any of the secrets or confidential information of the Company, (iv) induced any client or customer of the Company to break any contract with the Company or (v) engaged in any conduct that could reasonably be expected to result in loss, damage or injury to the Company.
     (d) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (e) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.
     (f) “Company” shall mean ArcSight, Inc., a Delaware corporation.
     (g) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.
     (h) “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.
     (i) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.
     (j) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.
     (k) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.
     (l) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

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     (m) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.
     (n) “Involuntary Termination” means that (a) the Optionee’s Service is terminated by the Company without Cause, (b) the Optionee resigns within 30 days after the scope of his or her job responsibilities or authority was materially reduced without his or her written consent or (c) the Optionee resigns within 30 days after receipt of notice that his or her principal workplace will be relocated 100 miles or more from its location at the time of notice.
     (o) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.
     (p) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.
     (q) “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.
     (r) “Optionee” shall mean the person named in the Notice of Stock Option Grant.
     (s) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.
     (t) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     (u) “Plan” shall mean the ArcSight, Inc. 2002 Stock Plan, as in effect on the Date of Grant.
     (v) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.
     (w) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.
     (x) “Securities Act” shall mean the Securities Act of 1933, as amended.
     (y) “Service” shall mean service as an Employee, Outside Director or Consultant.
     (z) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).
     (aa) “Stock” shall mean the Common Stock of the Company, with a par value of $0.00001 per Share.

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     (bb) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     (cc) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.
     (dd) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

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ArcSight, Inc. 2002 Stock Plan
Notice of Stock Option Grant
          You have been granted the following option to purchase shares of the Common Stock of ArcSight, Inc. (the “Company”):

Name of Optionee:

Total Number of Shares:

Type of Option:

Exercise Price Per Share:	$

Date of Grant:

Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:	. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.
By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2002 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

Optionee:	ArcSight, Inc.

By:

Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.
ArcSight, Inc. 2002 Stock Plan:
Stock Option Agreement
SECTION 1. GRANT OF OPTION.
     (a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.
     (b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.
     (c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.
SECTION 2. RIGHT TO EXERCISE.
     (a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.
     (b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.
SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

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SECTION 4. EXERCISE PROCEDURES.
     (a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 13(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.
     (b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. In the case of Restricted Shares, the Company shall cause such certificates to be deposited in escrow under Section 7(c). In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.
     (c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.
SECTION 5. PAYMENT FOR STOCK.
     (a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.
     (b) Surrender of Stock. All or any part of the Purchase Price may be paid by surrendering Shares that are already owned by the Optionee for at least six (6) months. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.
     (c) Exercise/Sale. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

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     (d) Exercise/Pledge. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.
SECTION 6. TERM AND EXPIRATION.
     (a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).
     (b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:
     (i) The expiration date determined pursuant to Subsection (a) above;
     (ii) The date 30 days after the termination of the Optionee’s Service for any reason other than Cause, retirement at or after age 65, or Disability;
     (iii) The date of the termination of the Optionee’s Service for Cause;
     (iv) The date 12 months after the Optionee’s retirement at or after age 65; or
     (v) The date 12 months after the termination of the Optionee’s Service by reason of Disability.
The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.
     (c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:
     (i) The expiration date determined pursuant to Subsection (a) above; or
     (ii) The date 12 months after the Optionee’s death.

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All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.
     (d) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).
     (e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:
     (i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);
     (ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or
     (iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.
SECTION 7. RIGHT OF REPURCHASE.
          (a) Scope of Repurchase Right. Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service. The Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.
          (b) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant.

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          (c) Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.
          (d) Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 13(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. During the Repurchase Period, the Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company properly endorsed for transfer.
          (e) Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.
          (f) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or

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consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.
          (g) Transfer of Restricted Shares. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
          (h) Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.
SECTION 8. RIGHT OF FIRST REFUSAL.
     (a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.
     (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days

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after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.
     (c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.
     (d) Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.
     (e) Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
     (f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.

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SECTION 9. LEGALITY OF INITIAL ISSUANCE.
          No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:
          (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;
          (b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and
          (c) Any other applicable provision of federal, state or foreign law has been satisfied.
SECTION 10. NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
SECTION 11. RESTRICTIONS ON TRANSFER.
     (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.
     (b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become

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convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee or a Transferee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.
     (c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.
     (e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

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     (f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.
     (g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.
SECTION 12. ADJUSTMENT OF SHARES.
     In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.
SECTION 13. MISCELLANEOUS PROVISIONS.
     (a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.
     (b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
     (c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).
     (d) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.
     (e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

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SECTION 14. DEFINITIONS.
     (a) “Agreement” shall mean this Stock Option Agreement.
     (b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.
     (c) “Cause” shall mean that the Board of Directors determines reasonably and in good faith that the Optionee (i) committed an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company, (ii) deliberately and repeatedly violated the rules of the Company or the valid instructions of the Board of Directors or an authorized officer of the Company, (iii) made any unauthorized disclosure of any of the secrets or confidential information of the Company, (iv) induced any client or customer of the Company to break any contract with the Company or (v) engaged in any conduct that could reasonably be expected to result in loss, damage or injury to the Company.
     (d) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (e) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.
     (f) “Company” shall mean ArcSight, Inc., a Delaware corporation.
     (g) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.
     (h) “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.
     (i) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.
     (j) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.
     (k) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.
     (l) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.
     (m) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

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     (n) “Involuntary Termination” means that (a) the Optionee’s Service is terminated by the Company without Cause, (b) the Optionee resigns within 30 days after the scope of his or her job responsibilities or authority was materially reduced without his or her written consent or (c) the Optionee resigns within 30 days after receipt of notice that his or her principal workplace will be relocated 100 miles or more from its location at the time of notice.
     (o) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.
     (p) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.
     (q) “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.
     (r) “Optionee” shall mean the person named in the Notice of Stock Option Grant.
     (s) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.
     (t) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     (u) “Plan” shall mean the ArcSight, Inc. 2002 Stock Plan, as in effect on the Date of Grant.
     (v) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.
     (w) “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.
     (x) “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.
     (y) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.
     (z) “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.
     (aa) “Securities Act” shall mean the Securities Act of 1933, as amended.
     (bb) “Service” shall mean service as an Employee, Outside Director or Consultant.

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     (cc) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).
     (dd) “Stock” shall mean the Common Stock of the Company, with a par value of $0.00001 per Share.
     (ee) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     (ff) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.
     (gg) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

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ArcSight, Inc. 2002 Stock Plan
Notice of Stock Option Grant
          You have been granted the following option to purchase shares of the Common Stock of ArcSight, Inc. (the “Company”):

Name of Optionee:

Total Number of Shares:

Type of Option:

Exercise Price Per Share:	$

Date of Grant:

Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:	. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.
By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2002 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

Optionee:	ArcSight, Inc.

By:

Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.
ArcSight, Inc. 2002 Stock Plan:
Stock Option Agreement
SECTION 1. GRANT OF OPTION.
     (a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.
     (b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.
     (c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.
SECTION 2. RIGHT TO EXERCISE.
     (a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.
     (b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.
SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.
          Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

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SECTION 4. EXERCISE PROCEDURES.
     (a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 13(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.
     (b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. In the case of Restricted Shares, the Company shall cause such certificates to be deposited in escrow under Section 7(c). In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.
     (c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.
SECTION 5. PAYMENT FOR STOCK.
     (a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.
     (b) Surrender of Stock. All or any part of the Purchase Price may be paid by surrendering Shares that are already owned by the Optionee for at least six (6) months. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.
     (c) Exercise/Sale. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

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     (d) Exercise/Pledge. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.
SECTION 6. TERM AND EXPIRATION.
     (a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).
     (b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:
     (i) The expiration date determined pursuant to Subsection (a) above;
     (ii) The date 30 days after the termination of the Optionee’s Service for any reason other than Cause, retirement at or after age 65, or Disability;
     (iii) The date of the termination of the Optionee’s Service for Cause;
     (iv) The date 12 months after the Optionee’s retirement at or after age 65; or
     (v) The date 12 months after the termination of the Optionee’s Service by reason of Disability.
The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.
     (c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:
     (i) The expiration date determined pursuant to Subsection (a) above; or
     (ii) The date 12 months after the Optionee’s death.

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All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.
     (d) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).
     (e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:
     (i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);
     (ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or
     (iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.
SECTION 7. RIGHT OF REPURCHASE.
          (a) Scope of Repurchase Right. Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service. The Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.
          (b) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. In addition, the Right of Repurchase shall lapse with respect to 100% of the remaining Restricted Shares if the Company is subject to a Change in Control before the Optionee’s Service terminates.

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          (c) Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.
          (d) Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 13(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. During the Repurchase Period, the Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company properly endorsed for transfer.
          (e) Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.
          (f) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or

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consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.
          (g) Transfer of Restricted Shares. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
          (h) Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.
SECTION 8. RIGHT OF FIRST REFUSAL.
     (a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.
     (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days

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after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.
     (c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.
     (d) Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.
     (e) Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
     (f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.

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SECTION 9. LEGALITY OF INITIAL ISSUANCE.
          No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:
     (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;
     (b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and
     (c) Any other applicable provision of federal, state or foreign law has been satisfied.
SECTION 10. NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
SECTION 11. RESTRICTIONS ON TRANSFER.
     (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.
     (b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become

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convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee or a Transferee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.
     (c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.
     (e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

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     (f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.
     (g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.
SECTION 12. ADJUSTMENT OF SHARES.
          In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.
SECTION 13. MISCELLANEOUS PROVISIONS.
     (a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.
     (b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
     (c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).
     (d) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.
     (e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

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SECTION 14. DEFINITIONS.
     (a) “Agreement” shall mean this Stock Option Agreement.
     (b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.
     (c) “Cause” shall mean that the Board of Directors determines reasonably and in good faith that the Optionee (i) committed an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company, (ii) deliberately and repeatedly violated the rules of the Company or the valid instructions of the Board of Directors or an authorized officer of the Company, (iii) made any unauthorized disclosure of any of the secrets or confidential information of the Company, (iv) induced any client or customer of the Company to break any contract with the Company or (v) engaged in any conduct that could reasonably be expected to result in loss, damage or injury to the Company.
     (d) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (e) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.
     (f) “Company” shall mean ArcSight, Inc., a Delaware corporation.
     (g) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.
     (h) “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.
     (i) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.
     (j) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.
     (k) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.
     (l) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.
     (m) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

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     (n) “Involuntary Termination” means that (a) the Optionee’s Service is terminated by the Company without Cause, (b) the Optionee resigns within 30 days after the scope of his or her job responsibilities or authority was materially reduced without his or her written consent or (c) the Optionee resigns within 30 days after receipt of notice that his or her principal workplace will be relocated 100 miles or more from its location at the time of notice.
     (o) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.
     (p) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.
     (q) “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.
     (r) “Optionee” shall mean the person named in the Notice of Stock Option Grant.
     (s) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.
     (t) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     (u) “Plan” shall mean the ArcSight, Inc. 2002 Stock Plan, as in effect on the Date of Grant.
     (v) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.
     (w) “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.
     (x) “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.
     (y) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.
     (z) “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.
     (aa) “Securities Act” shall mean the Securities Act of 1933, as amended.
     (bb) “Service” shall mean service as an Employee, Outside Director or Consultant.

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     (cc) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).
     (dd) “Stock” shall mean the Common Stock of the Company, with a par value of $0.00001 per Share.
     (ee) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     (ff) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.
     (gg) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

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Arcsight, Inc. 2002 Stock Plan
Notice of Stock Option Grant
     You have been granted the following option to purchase shares of the Common Stock of ArcSight, Inc. (the “Company”):

Name of Optionee:

Total Number of Shares:

Type of Option:

Exercise Price Per Share:

Date of Grant:

Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:	. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.
By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2002 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:	ARCSIGHT, INC.

By:

Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.
Arcsight, Inc. 2002 Stock Plan:
Stock Option Agreement
SECTION 1. GRANT OF OPTION.
     (a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.
     (b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.
     (c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.
SECTION 2. RIGHT TO EXERCISE.
     (a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.
     (b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.
SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

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SECTION 4. EXERCISE PROCEDURES.
     (a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 13(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.
     (b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. In the case of Restricted Shares, the Company shall cause such certificates to be deposited in escrow under Section 7(c). In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.
     (c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.
SECTION 5. PAYMENT FOR STOCK.
     (a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.
     (b) Surrender of Stock. All or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.
     (c) Promissory Note. All or part of the Purchase Price may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate, if any, required to avoid (i) the

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imputation of additional interest under the Code and (ii) variable accounting under the applicable guidelines issued by the Financial Accounting Standards Board. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements, if any, and other provisions of such note.
     (d) Exercise/Sale. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.
     (e) Exercise/Pledge. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.
SECTION 6. TERM AND EXPIRATION.
     (a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).
     (b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:
     (i) The expiration date determined pursuant to Subsection (a) above;
     (ii) The date 30 days after the termination of the Optionee’s Service for any reason other than Cause, retirement at or after age 65, or Disability;
     (iii) The date of the termination of the Optionee’s Service for Cause;
     (iv) The date 12 months after the Optionee’s retirement at or after age 65; or
     (v) The date 12 months after the termination of the Optionee’s Service by reason of Disability.
The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.

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     (c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:
     (i) The expiration date determined pursuant to Subsection (a) above; or
     (ii) The date 12 months after the Optionee’s death.
All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.
     (d) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).
     (e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:
     (i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);
     (ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or
     (iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.
SECTION 7. RIGHT OF REPURCHASE.
     (a) Scope of Repurchase Right. Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service. The Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.

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     (b) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant.
     (c) Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.
     (d) Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 13(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. During the Repurchase Period, the Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company properly endorsed for transfer.
     (e) Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.
     (f) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the

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Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.
     (g) Transfer of Restricted Shares. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
     (h) Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.
SECTION 8. RIGHT OF FIRST REFUSAL.
     (a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.
     (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be

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subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.
     (c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.
     (d) Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.
     (e) Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
     (f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

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     (g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.
SECTION 9. LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:
     (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;
     (b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and
     (c) Any other applicable provision of federal, state or foreign law has been satisfied.
SECTION 10. NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
SECTION 11. RESTRICTIONS ON TRANSFER.
     (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.
     (b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction

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affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee or a Transferee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.
     (c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.
     (e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
     All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR

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OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
     (f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.
     (g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.
SECTION 12. ADJUSTMENT OF SHARES.
     In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.
SECTION 13. MISCELLANEOUS PROVISIONS.
     (a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.
     (b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
     (c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).
     (d) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

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     (e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.
SECTION 14. DEFINITIONS.
     (a) “Agreement” shall mean this Stock Option Agreement.
     (b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.
     (c) “Cause” shall mean that the Board of Directors determines reasonably and in good faith that the Optionee (i) committed an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company, (ii) deliberately and repeatedly violated the rules of the Company or the valid instructions of the Board of Directors or an authorized officer of the Company, (iii) made any unauthorized disclosure of any of the secrets or confidential information of the Company, (iv) induced any client or customer of the Company to break any contract with the Company or (v) engaged in any conduct that could reasonably be expected to result in loss, damage or injury to the Company.
     (d) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (e) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.
     (f) “Company” shall mean ArcSight, Inc., a Delaware corporation.
     (g) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.
     (h) “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.
     (i) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.
     (j) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.
     (k) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.
     (l) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

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     (m) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.
     (n) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.
     (o) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.
     (p) “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.
     (q) “Optionee” shall mean the person named in the Notice of Stock Option Grant.
     (r) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.
     (s) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     (t) “Plan” shall mean the ArcSight, Inc. 2002 Stock Plan, as in effect on the Date of Grant.
     (u) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.
     (v) “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.
     (w) “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.
     (x) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.
     (y) “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.
     (z) “Securities Act” shall mean the Securities Act of 1933, as amended.
     (aa) “Service” shall mean service as an Employee, Outside Director or Consultant.
     (bb) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

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     (cc) “Stock” shall mean the Common Stock of the Company, with a par value of $0.00001 per Share.
     (dd) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     (ee) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.
     (ff) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

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Arcsight, Inc. 2002 Stock Plan
Notice Of Stock Option Grant
     You have been granted the following option to purchase shares of the Common Stock of ArcSight, Inc. (the “Company”):

Name of Optionee:

Total Number of Shares:

Type of Option:

Exercise Price Per Share:

Date of Grant:

Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:	. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.
By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2002 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:	ARCSIGHT, INC.

By:

Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.
Arcsight, Inc. 2002 Stock Plan:
Stock Option Agreement
SECTION 1. GRANT OF OPTION.
     (a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.
     (b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.
     (c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.
SECTION 2. RIGHT TO EXERCISE.
     (a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.
     (b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.
SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

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SECTION 4. EXERCISE PROCEDURES.
     (a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 13(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.
     (b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. In the case of Restricted Shares, the Company shall cause such certificates to be deposited in escrow under Section 7(c). In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.
     (c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.
SECTION 5. PAYMENT FOR STOCK.
     (a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.
     (b) Surrender of Stock. All or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.
     (c) Promissory Note. All or part of the Purchase Price may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate, if any, required to avoid (i) the

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imputation of additional interest under the Code and (ii) variable accounting under the applicable guidelines issued by the Financial Accounting Standards Board. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements, if any, and other provisions of such note.
     (d) Exercise/Sale. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.
     (e) Exercise/Pledge. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.
SECTION 6. TERM AND EXPIRATION.
     (a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).
     (b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:
     (i) The expiration date determined pursuant to Subsection (a) above;
     (ii) The date 30 days after the termination of the Optionee’s Service for any reason other than Cause, retirement at or after age 65, or Disability;
     (iii) The date of the termination of the Optionee’s Service for Cause;
     (iv) The date 12 months after the Optionee’s retirement at or after age 65; or
     (v) The date 12 months after the termination of the Optionee’s Service by reason of Disability.
     The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.

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     (c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:
     (i) The expiration date determined pursuant to Subsection (a) above; or
     (ii) The date 12 months after the Optionee’s death.
All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.
     (d) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).
     (e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:
     (i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);
     (ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or
     (iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.
SECTION 7. RIGHT OF REPURCHASE.
     (a) Scope of Repurchase Right. Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service. The Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.

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     (b) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. In addition, the vested portion of the Shares acquired under this Agreement shall be determined by adding 12 months to the Optionee’s actual Service if the Company is subject to a Change in Control before the Optionee’s Service terminates and the Optionee, within 12 months after the Change in Control, is either:
     (i) Discharged by the Company (or the Parent or Subsidiary employing him or her) for reasons other than Cause; or
     (ii) Required to relocate outside the San Francisco Bay Area (in the case of an Optionee whose principal place of employment is at the Company’s headquarters) or required to relocate more than 60 miles (in the case of an Optionee whose principal place of employment is not at the Company’s headquarters). This Paragraph (ii) shall apply whether or not the Optionee’s Service terminates.
     (c) Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.
     (d) Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 13(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. During the Repurchase Period, the Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company properly endorsed for transfer.
     (e) Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted

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Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.
     (f) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.
     (g) Transfer of Restricted Shares. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
     (h) Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.
SECTION 8. RIGHT OF FIRST REFUSAL.
     (a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in

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such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.
     (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.
     (c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.
     (d) Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.
     (e) Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right

8

of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
     (f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.
SECTION 9. LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:
     (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;
     (b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and
     (c) Any other applicable provision of federal, state or foreign law has been satisfied.
SECTION 10. NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
SECTION 11. RESTRICTIONS ON TRANSFER.
     (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

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     (b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee or a Transferee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.
     (c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.
     (e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND

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CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
     (f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.
     (g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.
SECTION 12. ADJUSTMENT OF SHARES.
     In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.
SECTION 13. MISCELLANEOUS PROVISIONS.
     (a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.
     (b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
     (c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United

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States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).
     (d) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.
     (e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.
SECTION 14. DEFINITIONS.
     (a) “Agreement” shall mean this Stock Option Agreement.
     (b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.
     (c) “Cause” shall mean that the Board of Directors determines reasonably and in good faith that the Optionee (i) committed an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company, (ii) deliberately and repeatedly violated the rules of the Company or the valid instructions of the Board of Directors or an authorized officer of the Company, (iii) made any unauthorized disclosure of any of the secrets or confidential information of the Company, (iv) induced any client or customer of the Company to break any contract with the Company or (v) engaged in any conduct that could reasonably be expected to result in loss, damage or injury to the Company.
     (d) “Change in Control” shall mean:
     (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or
     (ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

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     (e) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (f) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.
     (g) “Company” shall mean ArcSight, Inc., a Delaware corporation.
     (h) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.
     (i) “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.
     (j) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.
     (k) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.
     (l) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.
     (m) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.
     (n) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.
     (o) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.
     (p) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.
     (q) “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.
     (r) “Optionee” shall mean the person named in the Notice of Stock Option Grant.
     (s) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.
     (t) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the

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Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     (u) “Plan” shall mean the ArcSight, Inc. 2002 Stock Plan, as in effect on the Date of Grant.
     (v) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.
     (w) “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.
     (x) “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.
     (y) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.
     (z) “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.
     (aa) “Securities Act” shall mean the Securities Act of 1933, as amended.
     (bb) “Service” shall mean service as an Employee, Outside Director or Consultant.
     (cc) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).
     (dd) “Stock” shall mean the Common Stock of the Company, with a par value of $0.00001 per Share.
     (ee) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     (ff) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.
     (gg) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

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ArcSight, Inc. 2002 Stock Plan
Notice of Stock Option Grant
     You have been granted the following option to purchase shares of the Common Stock of ArcSight, Inc. (the “Company”):

Name of Optionee:

Total Number of Shares:

Type of Option:

Exercise Price Per Share:

Date of Grant:

Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.

Vesting Commencement Date:

Vesting Schedule:	Provided that the Optionee shall have achieved the performance objectives that are set forth in Attachment A attached hereto (the “Performance Objectives”) by November 30, 2007 when the Optionee completes twelve months of continuous Service after the Vesting Commencement Date, the Right of Repurchase shall lapse with respect to the first 25% of the Shares subject to this option, and thereafter, the Right of Repurchase shall lapse with respect to an additional 1/48th (2.0833%) of the Shares subject to this option when the Optionee completes each month of continuous Service. For avoidance of doubt, the Right of Repurchase shall not lapse with respect to any of the Shares subject to this option if the Performance Objectives and twelve months of continuous Service after the Vesting Commencement Date are not fulfilled by the Optionee, other than as provided in Section 7(b) of the Stock Option Agreement.

Expiration Date:	. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.
By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2002 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

Optionee:	ArcSight, Inc.

By:

Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.
ArcSight, Inc. 2002 Stock Plan:
Stock Option Agreement
SECTION 1. GRANT OF OPTION.
     (a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.
     (b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.
     (c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.
SECTION 2. RIGHT TO EXERCISE.
     (a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.
     (b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.
          Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.
SECTION 4. EXERCISE PROCEDURES.
     (a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 13(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.
     (b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. In the case of Restricted Shares, the Company shall cause such certificates to be deposited in escrow under Section 7(c). In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.
     (c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.
SECTION 5. PAYMENT FOR STOCK.
     (a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.
     (b) Surrender of Stock. All or any part of the Purchase Price may be paid by surrendering Shares that are already owned by the Optionee for at least six (6) months. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.
     (c) Exercise/Sale. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.
     (d) Exercise/Pledge. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.
SECTION 6. TERM AND EXPIRATION.
     (a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).
     (b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:
     (i) The expiration date determined pursuant to Subsection (a) above;
     (ii) The date 30 days after the termination of the Optionee’s Service for any reason other than Cause, retirement at or after age 65, or Disability;
     (iii) The date of the termination of the Optionee’s Service for Cause;
     (iv) The date 12 months after the Optionee’s retirement at or after age 65; or
     (v) The date 12 months after the termination of the Optionee’s Service by reason of Disability.
The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.

     (c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:
     (i) The expiration date determined pursuant to Subsection (a) above; or
     (ii) The date 12 months after the Optionee’s death.
All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.
     (d) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).
     (e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:
     (i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);
     (ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or
     (iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.
SECTION 7. RIGHT OF REPURCHASE.
          (a) Scope of Repurchase Right. Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service. The Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.
          (b) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. In addition, the Right of Repurchase shall lapse with respect to an additional 50% of the remaining Restricted Shares if the Company is subject to a Change in Control (as defined in the Plan) before the first anniversary of the Vesting Commencement Date and the Optionee is subject to an Involuntary Termination within twelve months after such Change in Control irrespective of whether the Performance Objectives have been or are achieved. Subject to achievement of the Performance Objectives by the date set forth in Attachment A attached hereto, in the event that the Company is subject to a Change in Control (as defined in the Plan) on or after the first anniversary of the Vesting Commencement Date and the Optionee is subject to an Involuntary Termination within twelve months after such Change in Control, then the Right of Repurchase shall lapse with respect to 100% of the Restricted Shares.
          (c) Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.
          (d) Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 13(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. During the Repurchase Period, the Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company properly endorsed for transfer.
          (e) Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.
     (f) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.
     (g) Transfer of Restricted Shares. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
     (h) Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.
SECTION 8. RIGHT OF FIRST REFUSAL.
     (a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.
     (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.
     (c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.
     (d) Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.
     (e) Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
     (f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.
SECTION 9. LEGALITY OF INITIAL ISSUANCE.
          No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:
          (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;
          (b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and
          (c) Any other applicable provision of federal, state or foreign law has been satisfied.
SECTION 10. NO REGISTRATION RIGHTS.
          The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
SECTION 11. RESTRICTIONS ON TRANSFER.
     (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

     (b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee or a Transferee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.
     (c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.
     (e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE

SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
     (f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.
     (g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.
SECTION 12. ADJUSTMENT OF SHARES.
          In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.
SECTION 13. MISCELLANEOUS PROVISIONS.
     (a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.
     (b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.
     (c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United

States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).
     (d) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.
     (e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.
SECTION 14. DEFINITIONS.
     (a) “Agreement” shall mean this Stock Option Agreement.
     (b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.
     (c) “Cause” shall mean (i) willful failure by the Optionee to substantially perform his duties under the revised Offer Letter between Optionee and the Company, dated as of October 5, 2006, as amended from time to time (“Optionee’s Offer Letter”), after receipt of a written warning from the Board of Directors, (ii) a willful act by the Optionee which is injurious to the Company, (iii) a willful breach by the Optionee of a material provision of Optionee’s Offer Letter, or (iv) a material violation of a federal or state law or regulation applicable to the business of the Company.
     (d) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (e) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.
     (f) “Company” shall mean ArcSight, Inc., a Delaware corporation.
     (g) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.
     (h) “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.
     (i) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (j) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.
     (k) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.
     (l) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.
     (m) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.
     (n) “Involuntary Termination” means that (a) the Optionee’s Service is terminated by the Company without Cause, (b) the Optionee resigns within 30 days after the scope of his or her job responsibilities or authority was materially reduced without his or her written consent or (c) the Optionee resigns within 30 days after receipt of notice that his or her principal workplace will be relocated 100 miles or more from its location at the time of notice.
     (o) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.
     (p) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.
     (q) “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.
     (r) “Optionee” shall mean the person named in the Notice of Stock Option Grant.
     (s) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.
     (t) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     (u) “Plan” shall mean the ArcSight, Inc. 2002 Stock Plan, as in effect on the Date of Grant.
     (v) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.
     (w) “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.

     (x) “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.
     (y) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.
     (z) “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.
     (aa) “Securities Act” shall mean the Securities Act of 1933, as amended.
     (bb) “Service” shall mean service as an Employee, Outside Director or Consultant.
     (cc) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).
     (dd) “Stock” shall mean the Common Stock of the Company, with a par value of $0.00001 per Share.
     (ee) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     (ff) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.
     (gg) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

Arcsight, Inc. 2002 Stock Plan
Notice of Stock Option Grant for Hong Kong Based
Employees
          You have been granted the following option to purchase shares of the Common Stock of ArcSight, Inc. (the “Company”). For the purposes of this Agreement “Company” includes ArcSight, Inc., a Hong Kong business or group company of ArcSight, Inc. operating in Hong Kong:

Name of Optionee:

Total Number of Shares:

Exercise Price Per Share:

Date of Grant:

Date Exercisable:

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:	. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.
By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the ArcSight, Inc. 2002 Stock Plan, as amended from time to time, and the Stock Option Agreement, both of which are attached to and made a part of this document.

Optionee:	ArcSight, Inc.

By:

Title:

Arcsight, Inc. 2002 Stock Plan
Notice of Stock Option Grant for UK Based
Employees
          You have been granted the following option to purchase shares of the Common Stock of ArcSight, Inc. (the “Company”). For the purposes of this Agreement “Company” includes ArcSight, Inc., a UK business or group company of ArcSight, Inc. operating in the UK:

Name of Optionee:

Total Number of Shares:

Exercise Price Per Share:

Date of Grant:

Date Exercisable:

Conditions of Grant:	Within thirty (30) days of the date of receipt of the Grant Notice of Board approval of the grant, which ever is later, the Optionee must sign and return the joint Election transferring the Employers Secondary National Insurance to the Employee (attached hereto as Appendix I), and an executed joint Restricted Stock Purchase Election (attached hereto as Appendix II). Failure to sign and return the Elections will result in the grant being invalid.

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:	. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the ArcSight, Inc. 2002 Stock Plan, as amended from time to time, and the Stock Option Agreement, both of which are attached to and made a part of this document.

Optionee:	ArcSight, Inc.

By:

Title:

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APPENDIX I
Joint Election Transferring the Liability for Secondary National Insurance
Contributions on Share Option Gains from ArcSight (UK) Limited to the
Employee (“the Election”)
Parties to the Election:
(1)	«OptioneeName» (“the Employee”)

(2)	ArcSight (UK) Limited (“the Employer”)

1.	Introduction
1.	This Election refers to all Options Granted under any Option Number to the above Employee on or after 12 October 2004 in the ArcSight, Inc 2002 Stock Plan, as amended (“the Options”).

2.	The grant of the Options was made by virtue of the employment of the Employee in ArcSight (UK) Limited, a company registered in the UK.

3.	ArcSight (UK) Limited is a wholly owned subsidiary of ArcSight, Inc.
2.	The Election
1.	The parties to the Election certify that on the exercise, assignment, release or upon the employee being offered cash by the Employer to cancel all or part of the Options any gain arising (individually or collectively termed “the Gain”) shall be treated as remuneration under section 4 (4) (a) of the Social Security Contributions and Benefits Act 1992.

The effect of this section is to treat as earnings any amount of any gain on which the employee is chargeable already to Income Tax under S479 of ITEPA 2003 in respect of which an amount counts as employment income under S476 of that act, reduced by any amounts deducted under section 480 (1-6) of that act in arriving at the amount counting as employment income.

2.	Accordingly, a charge to secondary Class I National Insurance Contributions (NIC) may arise from the Gain which is payable by the Employer.

3.	The purpose of this Election is to transfer the liability for the secondary NIC arising in paragraph 2(2) above from the Employer to become that of the Employee.

4.	The Election relates to the transfer of the whole of the charge to secondary NIC payable (i.e. 100%) on the Gain.

5.	The Employee undertakes to notify the Employer through the delivery of a

3

properly executed notice either to the Employer, to ArcSight, Inc, or to the Scheme Administrator in accordance with the ArcSight, Inc 2002 Stock Plan, as amended, Rules that a liability to secondary NIC is to arise. No shares or proceeds shall be released by the Scheme Administrator until such time that such notice is confirmed received by the Employer.

6.	The Employee by signing this Election recognises that the Gain in respect of all or part of the Options may result in a charge for secondary NIC which is payable by the Employee irrespective of whether the Employee remains a resident and employee in the UK or relocates outside the UK to reside and work.

7.	The Employer (or the parent company of the Employer) agrees to notify the Employee of such liability due on the Gain from the Options granted under this Election within five (5) UK working days from the date of the Gain arising.
a.	Where the cash proceeds, or the share issue arising, from the Gain is due from the Employer to the Employee then the Employee in signing this joint Election authorises the Employer (or the parent company of the Employer) and the Administrator of the ArcSight, Inc 2002 Stock Plan, as amended, to effect a withholding of such part of the cash proceeds from the Gain, or for the Administrator to act as the agent of the Employee and sell sufficient shares required, and deliver to the Employer such proceeds to settle the liability for secondary NIC;
and/or
b.	Where the cash proceeds from the Gain is payable by a third party to the Employee then the Employee authorises the third party to effect a withholding of such part of the proceeds on the Gain and deliver to the Employer such proceeds required to settle the liability for secondary NIC within five (5) US working days of the Gain arising.
8.	The Employer certifies he will ensure that the secondary NIC collected in accordance with paragraph 2(7) above will be paid to the Collector of Taxes within 14 days of the end of the income tax month in which the gain is made, and that such payments will be recorded on the monthly payslip of the Employee.

9.	This Election shall cease to be effective at the earlier of -
-	the date of signing by both parties subject to another or subsequent Election revoking the contents and statements of this Election;

-	the Employer choosing to terminate the Election;

-	at such a date as determined under the termination clause of the ArcSight, Inc 2002 Stock Plan, as amended;

-	the Inland Revenue withdrawal of approval of the Election;

-	ten years after the termination of the ArcSight, Inc 2002 Stock Plan, as amended, under which the Options were granted.

4

The Employee hereby certifies that he agrees to be bound by the terms of this Election:

«OptioneeName»	Dated

In the presence of:

Witness:
Address:
The Employer hereby certifies that he agrees to be bound by the terms of this Election:

ArcSight, Inc.	Dated

Director — ArcSight (UK) Limited
In the presence of:
Witness:
Address:

«OptioneeName»	ArcSight (UK) Limited
c/o Nair & Co
Whitefriars
Lewins Mead
Bristol BSI 2NT

5

APPENDIX II
Joint Election under s431 ITEPA 2003 for full or partial disapplication of
Chapter 2 Income Tax (Earnings and Pensions) Act 2003
One Part Election
1. Between

the Employee	«OptioneeName»

whose National Insurance Number is

and

the Company (who is the Employee’s employer)	ArcSight (UK) Limited

of Company Registration Number	05054440
2. Purpose of Election
This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.
The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.
3. Application
This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	«Shares»

Description of securities	Stock options

Name of issuer of securities	ArcSight, Inc.
To be acquired by the Employee after 12 October 2004 under the terms of the ArcSight, Inc. 2002 Stock Plan, as amended.
4. Extent of Application
This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.
5. Declaration
This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.
In signing this joint election, we agree to be bound by its terms as stated above.

Signature (Employee)	Date

ArcSight, Inc.	Date
Director — ArcSight (UK) Limited
Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

ArcSight, Inc. 2002 Stock Plan
Notice of Stock Option Exercise
You must sign this Notice on Page 3 before submitting it to the Company.

Optionee Information:

Name:	Social Security Number:

Address:

Option Information:

Date of Grant: , 200	Type of Stock Option:

Exercise Price Per Share: $	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of ArcSight, Inc. (the “Company”) covered by option:	☐ Incentive (ISO)

Exercise Information:
Number of shares of Common Stock of the Company for which option is being exercised now:                     . (These shares are referred to below as the “Purchased Shares.”)
Form of payment enclosed [check all that apply]:
☐	Check for $ , payable to “ArcSight, Inc.”

☐	Certificate(s) for shares of Common Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date this notice is received by the Company.)
Name(s) in which the Purchased Shares should be registered [check one box]:
☐	In my name only

☐	In the names of my spouse and myself as My spouse’s name (if applicable): community property

☐	In the names of my spouse and myself as community property with the right of survivorship

☐	In the names of my spouse and myself as joint tenants with the right of survivorship

☐	In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

Representations and Acknowledgments of the Optionee:
1.	I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). I have no present intention of selling or otherwise disposing of all or any portion of the Purchased Shares.
2.	I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.
3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.
4.	I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.	I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.	I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. At no time was I presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Purchased Shares.

7.	I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.	I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the ArcSight, Inc. 2002 Stock Plan, the Notice of Stock Option Grant and Stock Option Agreement, and this Notice of Stock Option Exercise. I acknowledge that there may be adverse tax consequences upon exercise of the option or disposition of the Purchased Shares, and that I should consult a tax adviser prior to such exercise or disposition.

10.	I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer may be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

11.	THE ARCSIGHT, INC. 2002 STOCK PLAN, THE NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT, AND THIS NOTICE OF STOCK OPTION EXERCISE ARE INTENDED TO COMPLY WITH SECTION 25102(o) OF THE CALIFORNIA CORPORATIONS CODE AND ANY RULES (INCLUDING COMMISSIONER RULES, IF APPLICABLE) OR REGULATIONS PROMULGATED THEREUNDER BY THE CALIFORNIA DEPARTMENT OF CORPORATIONS (THE “REGULATIONS”). ANY PROVISION OF THIS NOTICE OF STOCK OPTION EXERCISE THAT IS INCONSISTENT WITH SECTION 25102(o) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(o). THE SALE OF THE SECURITIES THAT

ARE THE SUBJECT OF THIS NOTICE OF STOCK OPTION EXERCISE, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS NOTICE OF STOCK OPTION EXERCISE ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

12.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

Signature:	Date:

The company will not check to determine whether the form of ownership that you elect in your Notice of Stock Option Exercise is appropriate. You should consult your own advisers on this subject. If an inappropriate election is made, the form of ownership may not withstand legal scrutiny or may have adverse tax consequences.

ArcSight, Inc. 2002 Stock Plan
Notice of Stock Option Exercise (Note Available)
You must sign this Notice on Page 3 before submitting it to the Company.
Optionee Information:

Name:	Social Security Number:

Address:	Employee Number:

Option Information:

Date of Grant: , 200___	Type of Stock Option:

Exercise Price per Share: $	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of ArcSight, Inc. (the “Company”) covered by option:	☐ Incentive (ISO)
Exercise Information:
Number of shares of Common Stock of the Company for which option is being exercised now: .                                         . (These shares are referred to below as the “Purchased Shares.”)
Total Exercise Price for the Purchased Shares: $
Form of payment enclosed [check all that apply]:
☐ Check for $                                         , payable to “ArcSight, Inc.”
☐ Full-recourse promissory note for $                                         , payable to “ArcSight, Inc.,” plus check for the par value of the Purchased Shares.
☐ Certificate(s) for                                         shares of Common Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date this notice is received by the Company.)
☐ Attestation Form covering                                         shares of Common Stock of the Company. (These shares will be valued as of the date this notice is received by the Company.)
Name(s) in which the Purchased Shares should be registered [please review the attached explanation of the available forms of ownership, and then check one box]:
 1

☐	In my name only

☐	In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐	In the names of my spouse and myself as joint tenants with the right of survivorship

☐	In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

Representations and Acknowledgments of the Optionee:
1.	I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.	I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.	I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future. I recognize that the holding period required by Rule 144 generally will not start until I have paid for the Purchased Shares (including full payment of any promissory note that I signed at the time of exercise).
 2

5.	I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.	I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.	I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.	I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”) and may remain subject to the Company’s right of repurchase at the exercise price, all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

10.	I acknowledge that I have received a copy of the Company’s explanation of the forms of ownership available for my Purchased Shares. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements described in the attached explanation (i.e. a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

11.	I acknowledge that I have received a copy of the Company’s explanation of the federal income tax consequences of an option exercise and the tax election under section 83(b) of the Internal Revenue Code. In the event that I choose to make a section 83(b) election, I acknowledge that it is my responsibility—and not the Company’s responsibility—to file the election in a timely manner, even if I ask the Company or its agents to make the filing on my behalf. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

12.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

SIGNATURE:	DATE:

 3

Explanation of Forms of Stock Ownership
Purpose of This Explanation
The purpose of this explanation is to provide you with a brief summary of the forms of legal ownership available for the shares that you are purchasing (the “Purchased Shares”). For a number of reasons, this explanation is no substitute for personal legal advice:
•	To make the explanation short and readable, only the highlights are covered. Some legal rules are not addressed, even though they may be important in particular cases.
•	While the summary attempts to deal with the most common situations, your own situation may well be different from the norm.
•	The law may change, and the Company is not responsible for updating this summary.
For these reasons, the Company strongly encourages you to consult your own adviser before exercising your option and before making a decision about the form of ownership for your shares.
Overview
The Notice of Stock Option Exercise offers four forms of taking title to the Purchased Shares:
•	In your name only,
•	In your name and the name of your spouse as community property,
•	In your name and the name of your spouse as joint tenants with the right of survivorship, or
•	In the name of an eligible revocable trust.
Title in the Purchased Shares depends upon (a) your marital status, (b) the marital property laws of your state of residence and (c) any agreement with your spouse altering the existing marital property laws of your state of residence. If you are not married, you generally will take title in your name alone. If you are married, title depends upon the marital property laws of your state of residence. In general, states are classified either as “community property” states or as “common-law property” states. (But individual state law may vary within these classifications.)
Community Property and Joint Tenancy
Community property states include California, Texas, Washington, Arizona, Nevada, New Mexico, Idaho, Louisiana and Wisconsin. In a community property state, property acquired during marriage by either spouse is deemed to be one-half owned by each spouse. All other property is classified as the separate property of the spouse who acquires the property. While either spouse has equal management and control over the community property and may sell, spend or encumber all community property, neither spouse may gift community property or
 4

partition his/her one-half interest without the consent of the other spouse. Upon divorce, all community property is divided equally among the spouses and each spouse is entitled to retain all of his/her separate property. Upon the death of a spouse, one-half of the community property (and all of the decedent spouse’s separate property) will pass to the decedent spouse’s heirs. The other one-half of the community property remains the property of the surviving spouse.
Other states are common-law property states. In a common-law property state, each spouse is generally deemed to own whatever he/she earns or acquires.
A married couple may elect to alter the marital property rules by mutually agreeing to take title to property in other forms. For example, a couple residing in a community property state may enter into an agreement and transform what otherwise would be community property into the separate property of the spouse who earns or acquires the property.
In addition, many community property and common-law property states allow married couples to take joint title in property acquired during marriage. For example, California allows a married couple to take title in a joint tenancy with the right of survivorship. In a joint tenancy, each spouse owns a one-half interest in the property as separate property. This means that each spouse may transfer or sell his/her one-half interest in the property. However, unlike traditional separate property, a spouse cannot transfer his/her one-half interest to heirs at death. Instead, the surviving spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the property. (This is called the “right of survivorship.”) Both spouses must consent to taking property in a joint tenancy in lieu of having the community property laws apply.
If you have the Purchased Shares issued in a form other than those described above, then the transfer will be treated as a “disposition” for tax purposes. This means that the effect, for tax purposes, will be the same as selling the Purchased Shares. Please refer to the attached tax summary for additional information.
Trusts
A transfer to a trust generally should not be treated as a “disposition” of the Purchased Shares for tax purposes if the trust satisfies each of the following conditions:
•	You are the sole grantor of the trust,

•	You are the sole trustee, or you and your spouse are the sole co-trustees,

•	The trustee or trustees are not required to distribute the income of the trust to any person other than you and/or your spouse while you are alive, and

•	The trust permits you to revoke all or part of the trust and to have the trust’s assets returned to you, without the consent of any other person (including your spouse).
If you have the Purchased Shares issued to a trust that does not meet these requirements, then the transfer will be treated as a “disposition” for tax purposes. This means that the effect, for tax purposes, will be the same as selling the Purchased Shares. Please refer to the attached tax
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summary for additional information.
If you have the Purchased Shares issued to any trust, you will be required to sign a Stock Transfer Agreement in your capacity as trustee. Under the Stock Transfer Agreement, the Purchased Shares remain subject to the Company’s right of first refusal and may remain subject to the Company’s right of repurchase at the exercise price, all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.
The Company will not check to determine whether the form of ownership that you elect in your Notice of Stock Option Exercise is appropriate. You should consult your own advisers on this subject. If an inappropriate election is made, the form of ownership may not withstand legal scrutiny or may have adverse tax consequences.
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Explanation of Federal Income Tax Consequences and
Section 83(b) Election
(Current as of February 2002)
Purpose of this Explanation
The purpose of this explanation is to provide you with a brief summary of the tax consequences of exercising your option. For a number of reasons, this explanation is no substitute for personal tax advice:
•	To make the explanation short and readable, only the highlights are covered. Some tax rules are not addressed, even though they may be important in particular cases.

•	While the summary attempts to deal with the most common situations, your own tax situation may well be different from the norm.

•	State and foreign income taxes are not addressed at all, even though they could have a significant impact on your tax planning. Likewise, federal gift and estate taxes and state inheritance taxes are not discussed.

•	Tax planning involving incentive stock options is exceedingly complex, in part because of the possible application of the alternative minimum tax.

•	The explanation assumes that you are paying the exercise price of your option in cash (or in the form of a full-recourse promissory note with an interest rate that meets IRS requirements). If you are paying the exercise price in the form of stock, you become subject to special rules that are not addressed here.

•	The tax rules change often, and the Company is not responsible for updating this summary.
For these reasons, the Company strongly encourages you to consult your own tax adviser before exercising your option and before making a decision about filing or not filing a section 83(b) election.
Limit on ISO Treatment
The Notice of Stock Option Grant indicates whether your option is a nonstatutory stock option (NSO) or an incentive stock option (ISO). The favorable tax treatment for ISOs is limited, regardless of what the Notice of Stock Option Grant indicates. Of the options that become exercisable in any calendar year, only options covering the first $100,000 of stock are eligible for ISO treatment. The excess over $100,000 automatically receives NSO treatment. For this purpose, stock is valued at the time of grant. This means that the value is generally equal to the exercise price.
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For example, assume that you hold an option to buy 50,000 shares for $4 per share. Assume further that the entire option is exercisable immediately after the date of grant. (It is irrelevant when the underlying stock vests.) Only the first 25,000 shares qualify for ISO treatment. (25,000 times $4 equals $100,000.) The remaining 25,000 shares will be treated as if they had been acquired by exercising an NSO. This is true regardless of when the option is actually exercised; what matters is when it first could have been exercised.
Exercise of Nonstatutory Stock Option to Purchase Vested Shares
The Notice of Stock Option Grant indicates whether your Purchased Shares are already vested. Vested shares are no longer subject to the Company’s right to repurchase them at the exercise price, although they are still subject to the Company’s right of first refusal. If you know that your Purchased Shares are already vested, there is no need to file a section 83(b) election.
If you are exercising an NSO to purchase vested shares, you will be taxed now. You will recognize ordinary income in an amount equal to the difference between (a) the fair market value of the Purchased Shares on the date of exercise and (b) the exercise price you are paying. If you are an employee or former employee of the Company, this amount is subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) is equal to their fair market value on the date of exercise.
Exercise of NSO to Purchase Non-Vested Shares
If you are exercising an NSO to purchase non-vested shares, and if you do not file a timely election under section 83(b) of the Internal Revenue Code, then you will not be taxed now. Instead, you will be taxed whenever an increment of Purchased Shares vests — in other words, when the Company no longer has the right to repurchase those shares at the exercise price. The Notice of Stock Option Grant indicates when this occurs, generally over a period of several years. Whenever an increment of Purchased Shares vests, you will recognize ordinary income in an amount equal to the difference between (a) the fair market value of those Purchased Shares on the date of vesting and (b) the exercise price you are paying for those Purchased Shares. If you are an employee or former employee of the Company, this amount will be subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) will be equal to their fair market value on the date of vesting.
If you are exercising an NSO to purchase non-vested shares, and if you file a timely election under section 83(b) of the Internal Revenue Code, then you will be taxed now. You will recognize ordinary income in an amount equal to the difference between (a) the fair market value of the Purchased Shares on the date of exercise and (b) the exercise price you are paying. If you are an employee or former employee of the Company, this amount is subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) is equal to their fair market value on the date of exercise. Even if the fair market value of the Purchased Shares on the date of exercise equals the exercise price (and thus no tax is payable), the section 83(b) election must be made in order to avoid having any subsequent appreciation taxed as ordinary income at the time of vesting.
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You must file a section 83(b) election with the Internal Revenue Service within 30 days after the Notice of Stock Option Exercise is signed. The 30-day filing period cannot be extended. If you miss the deadline, you will be taxed as the Purchased Shares vest, based on the value of the shares at that time. (See above.) The form for making the 83(b) election is attached. Additional copies of the form must be filed with the Company and with your tax return for the year in which you make the election.
Exercise of ISO and ISO Holding Periods
If you are exercising an ISO, you will not be taxed under the regular tax rules until you dispose of the Purchased Shares.1 (The alternative minimum tax rules are described below.) The tax treatment at the time of disposition depends on how long you hold the shares. You will satisfy the ISO holding periods if you hold the Purchased Shares until the later of the following dates:
•	The date two years after the ISO was granted, and

•	The date one year after the ISO is exercised.
Disposition of ISO Shares
If you dispose of the Purchased Shares after satisfying both of the ISO holding periods, then you will recognize only a long-term capital gain at the time of disposition. The amount of the capital gain is equal to the difference between (a) the sales proceeds and (b) the exercise price. In general, the maximum marginal federal income tax rate on long-term capital gains is 20%.
If you dispose of the Purchased Shares before either or both of the ISO holding periods are met, then you will recognize ordinary income at the time of disposition. The calculation of the ordinary income amount depends on whether the shares are vested at the time of exercise.
•	Shares Vested. If the shares are vested at the time of exercise, the amount of ordinary income will be equal to the difference between (a) the fair market value of the Purchased Shares on the date of exercise and (b) the exercise price. But if the disposition is an arm’s length sale to an unrelated party, the amount of ordinary income will not exceed the total gain from the sale. Under current IRS rules, the ordinary income amount will not be subject to withholding for income or payroll taxes. Your tax basis in the Purchased Shares will be equal to their fair market value on the date of exercise. Any gain in excess of your basis will be taxed as a capital gain — either long-term or short-term, depending on how long you hold the Purchased Shares after the date of exercise.

•	Shares Not Vested—No 83(b) Election Filed. If the Purchased Shares are not vested at the time of exercise, and if you do not file a timely election under section 83(b) of the Internal Revenue Code, then the amount of ordinary income will be equal to the difference between

[1]	Generally, a “disposition” of shares purchased under an ISO encompasses any transfer of legal title, such as a transfer by sale, exchange or gift. It generally does not include a transfer to your spouse, a transfer into joint ownership with right of survivorship (if you remain one of the joint owners), a pledge, a transfer by bequest or inheritance, or certain tax-free exchanges permitted under the Internal Revenue Code. A transfer to a trust is a “disposition” unless the trust is an eligible revocable trust, as described in the attached explanation.
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(a) the fair market value of the Purchased Shares on the date of vesting and (b) the exercise price. But if the disposition is an arm’s length sale to an unrelated party, the amount of ordinary income will not exceed the total gain from the sale. Under current IRS rules, the ordinary income amount will not be subject to withholding for income or payroll taxes. Your tax basis in the Purchased Shares will be equal to their fair market value on the date of vesting. Any gain in excess of your basis will be taxed as a capital gain — either long-term or short-term, depending on how long you hold the Purchased Shares after the date of vesting.
•	Shares Not Vested—Timely 83(b) Election Filed. If the shares are not vested at the time of exercise, and if you file a timely election under section 83(b) of the Internal Revenue Code, then the amount of ordinary income should be equal to the difference between (a) the fair market value of the Purchased Shares on the date of exercise and (b) the exercise price. In other words, the 83(b) election should cause the ordinary income to be calculated as if the shares were vested at the time of exercise. All other rules described above for the purchase of vested shares by exercising an ISO apply here as well. You must file an 83(b) election with the Internal Revenue Service within 30 days after the Notice of Stock Option Exercise is signed. The 30-day filing period cannot be extended. Note that, in the case of an ISO, the 83(b) election does not trigger an immediate tax; it merely affects how the ordinary income should be calculated when you dispose of the Purchased Shares. If you miss the filing deadline, the amount of your ordinary income will be based on the value of the Purchased Shares at the time they vest. (See above.) The form for making the 83(b) election is attached. Additional copies of the form must be filed with the Company and with your tax return for the year in which you make the election.
You may not know at this time whether you will dispose of your Purchased Shares before meeting the two holding periods. You should nevertheless consider filing an 83(b) election. If you meet the holding periods, the election will be moot for purposes of the regular tax system, since you will have no ordinary income. (The effect of the election under the alternative minimum tax system is discussed below.) If you do not satisfy the holding periods, then the election should take effect and should limit your ordinary income to the gain that existed at the time of exercise.
It is not certain that an 83(b) election is effective in conjunction with an ISO. The Internal Revenue Service may take the position that the 83(b) election — even if filed on time — must be disregarded for purposes of the regular tax system. The Company strongly encourages you to consult your own tax adviser before exercising an ISO and before making a decision about filing or not filing a section 83(b) election in conjunction with an ISO.
Summary of Alternative Minimum Tax
The alternative minimum tax (AMT) must be paid if it exceeds your regular income tax. The AMT is equal to 26% of your alternative minimum tax base up to $175,000 and 28% of the excess over $175,000. (In the case of married individuals filing separately, the breakpoint is $87,500 rather than $175,000.) Your alternative minimum tax base is equal to your alternative
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minimum taxable income (AMTI) minus your exemption amount.
•	Alternative Minimum Taxable Income. Your AMTI is equal to your regular taxable income, subject to certain adjustments and increased by items of tax preference. Among the many adjustments made in computing AMTI are the following:
•	State and local income and property taxes are not allowed as a deduction.

•	Miscellaneous itemized deductions are not allowed.

•	Medical expenses are not allowed as a deduction until they exceed 10% of adjusted gross income (as opposed to the 7.5% floor that applies to regular income taxes).

•	Certain interest deductions are not allowed.

•	The standard deduction and personal exemptions are not allowed.

•	When an ISO is exercised, the spread is treated as if the option were an NSO. (See discussion below.)
•	Exemption Amount. Before AMT is calculated, AMTI is reduced by the exemption amount. The exemption amount is as follows:

	Joint Returns:	Single Returns:	Separate Returns:
Through 2004	$49,000	$36,750	$24,500

After 2004	$45,000	$33,750	$22,500

The exemption amount is phased out by 25 cents for each $1 by which AMTI exceeds the following levels:

Joint Returns: $150,000	Single Returns: $112,500	Separate Returns: $75,000
This means, for example, that the entire $45,000 exemption amount disappears for married individuals filing joint returns when AMTI reaches $330,000.
Application of AMT when ISO is Exercised
As noted above, when an ISO is exercised, the spread is treated for AMT purposes as if the option were an NSO. In other words, the spread is included in AMTI at the time of exercise, unless the Purchased Shares are not yet vested at the time of exercise. If the Purchased Shares are not yet vested, the value of the shares minus the exercise price is included in AMTI when the shares vest. If you make an election under section 83(b) within 30 days after exercise, then the spread is included in AMTI at the time of exercise. You must file an 83(b) election with the Internal Revenue Service within 30 days after the Notice of Stock Option Exercise is signed. The 30-day filing period cannot be extended.
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A special rule applies if you dispose of the Purchased Shares in the same year in which you exercised the ISO. If the amount you realize on the sale is less than the value of the stock at the time of exercise, then the amount includible in AMTI on account of the ISO exercise is limited to the gain realized on the sale.2
To the extent that your AMT is attributable to the spread on exercising an ISO (and certain other items), the AMT paid may be applied as a credit against your regular income tax liability in future years. But this tax credit cannot reduce your regular income tax liability in any future tax year below your AMT for that year. The AMT credit may be carried forward indefinitely, but it may not be carried back. (In practice, many optionees who paid AMT upon exercising an ISO find that they cannot fully use this tax credit for many years, if at all.)
When Purchased Shares are sold, your basis for purposes of computing the capital gain or loss under the AMT system is increased by the option spread that exists at the time of exercise. Again, an ISO is treated under the AMT system much like an NSO is treated under the regular tax system. But your basis in the ISO shares for purposes of computing gain or loss under the regular tax system is equal to the exercise price; it does not reflect any AMT that you pay on the spread at exercise. Therefore, if you pay AMT in the year of the ISO exercise and regular income tax in the year of selling the Purchased Shares, you could pay tax twice on the same gain (except to the extent that you can use the AMT credit described above).

[2]	This is similar to the rule that applies under the regular tax system in the event of a disqualifying disposition of ISO stock. The amount of ordinary income that must be recognized in that case generally does not exceed the amount of the gain realized in the disposition.
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Section 83(b) Election
This statement is made under Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulations Section 1.83-2.
A.	The taxpayer who performed the services is:

Name:

Address:

Social Security No.:

B.	The property with respect to which the election is made is shares of the common stock of ArcSight, Inc.

C.	The property was transferred on , .

D.	The taxable year for which the election is made is the calendar year .

E.	The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer’s service with the issuer terminates. The issuer’s repurchase right lapses in a series of installments over a -year period ending on , .

F.	The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $ per share.

G.	The amount paid for such property is $ per share.

H.	A copy of this statement was furnished to ArcSight, Inc., for whom taxpayer rendered the services underlying the transfer of such property.

I.	This statement is executed on , .

Signature of Spouse (if any)	Signature of Taxpayer
Within 30 days after the date of exercise, this election must be filed with the Internal Revenue Service Center where the Optionee files his or her federal income tax returns. The filing should be made by registered or certified mail, return receipt requested. The Optionee must (a) file a copy of the completed form with his or her federal tax return for the current tax year and (b) deliver an additional copy to the Company.
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